                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 29, 2001

                        ENSTAR INCOME PROGRAM IV-1, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               000-15705                             58-1648322
       ------------------------         ------------------------------------
       (Commission File Number)         (I.R.S. Employer Identification No.)

                      c/o Enstar Communications Corporation
               12405 Powerscourt Drive, St. Louis, Missouri 63131
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 965-0555
              ----------------------------------------------------
              (registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

         On August 29, 2001, Enstar Income Program IV-1, L.P. (the "Partnership") entered into an asset purchase agreement, together with its affiliates, Enstar Income Program IV-2, L.P. ("Enstar IV-2") and Enstar Income Program IV-3, L.P., providing for the sale of Enstar Cable of Macoupin County to Charter Communications Entertainment I, LLC, an affiliate of Enstar Communications Corporation (the "Corporate General Partner") and an indirect subsidiary of Charter Communications, Inc. ("Charter"), for a total sale price of approximately $9,359,700, the Partnership's one-third share of which is approximately $3,119,900, and, together with Enstar IV-2, the sale to Interlink Communications Partners, LLC, an affiliate of the Corporate General Partner and an indirect subsidiary of Charter, of Enstar IV/PBD Systems Venture's Mt. Carmel system for a total sale price of approximately $5,080,600, the Partnership's one-half share of which is approximately $2,540,300 (collectively, the "Charter Sale"). As a pre-condition to the sale, based on approval by the limited partners, the Partnership's partnership agreement was amended to allow the sale of assets to an affiliate of the Corporate General Partner. On April 10, 2002, the asset purchase agreement closed.

         Enstar IV/PBD Systems Venture's Dexter, Missouri headend was not sold and will continue to be owned by Enstar IV/PBD Systems Venture and operated by the Corporate General Partner indefinitely for the foreseeable future. The Corporate General Partner can give no assurance of when, or if, the Dexter headend will ever be sold.

         After setting aside a $1,500,000 reserve to fund the Dexter headend's working capital needs, and paying or providing for the payment of the expenses of the Charter Sale, the Corporate General Partner will make one or more distributions of the Partnership's allocable share of the remaining net sale proceeds, in accordance with its partnership agreement. The Partnership intends to make an initial distribution payment to its limited partners within 60 days following the Charter Sale, with a final distribution of the proceeds of the Charter Sale upon the release of funds held for six months in a post-closing indemnification escrow account.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  The following Unaudited Pro Forma Condensed Financial Statements are based on the historical financial information of Enstar Income Program IV-1, L.P., Enstar IV/PBD Systems Venture and Enstar Cable of Macoupin County. The Unaudited Pro Forma Condensed Balance Sheets as of December 31, 2001 assume the dispositions of certain assets and liabilities of Enstar IV/PBD Systems Venture's cable system in Mt. Carmel, Illinois and Poplar Bluff, Missouri (as reported in Form 8-K filed on April 5, 2002) and Enstar Cable of Macoupin County as if they had occurred on December 31, 2001. The Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2001 assume the above dispositions occurred on January 1, 2001.

                  The Unaudited Pro Forma Condensed Financial Statements of Enstar Income Program IV-1, L.P., Enstar IV/PBD Systems Venture and Enstar Cable of Macoupin County do not purport to be indicative of what our financial position or results of operations would actually have been had the transactions described above been completed on the dates indicated or to project our results of operations for any future date.

                        ENSTAR INCOME PROGRAM IV-1, L.P.
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001


                                                                                                                       PRO FORMA
                                                       PRO FORMA             MACOUPIN             MT. CARMEL          AS ADJUSTED
                                                 DECEMBER 31, 2001 (a)    DISPOSITION (b)       DISPOSITION (c)    DECEMBER 31, 2001
                                                 ---------------------    ---------------       ---------------    -----------------
                     ASSETS

ASSETS:
         Cash                                        $   288,200            $        --           $        --         $   288,200
                                                     -----------            -----------           -----------         -----------
                                                         288,200                     --                    --             288,200
                                                     -----------            -----------           -----------         -----------

         Equity in net assets of joint ventures:
              Enstar IV/PBD Systems Venture            5,546,800                     --             1,313,200           6,860,000
              Enstar Cable of Macoupin County            859,900              2,226,333                    --           3,086,233
                                                     -----------            -----------           -----------         -----------
                                                       6,406,700              2,226,333             1,313,200           9,946,233
                                                     -----------            -----------           -----------         -----------
                                                     $ 6,694,900            $ 2,226,333           $ 1,313,200         $10,234,433
                                                     ===========            ===========           ===========         ===========

      LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
         Accrued liabilities                         $    26,400            $        --           $        --         $    26,400
         Due to affiliates                               738,600                     --                    --             738,600
                                                     -----------            -----------           -----------         -----------
                                                         765,000                     --                    --             765,000
                                                     -----------            -----------           -----------         -----------

PARTNERSHIP CAPITAL (DEFICIT):
         General Partners                                (23,800)                22,300                13,100              11,600
         Limited Partners                              5,953,700              2,204,033             1,300,100           9,457,833
                                                     -----------            -----------           -----------         -----------
                                                       5,929,900              2,226,333             1,313,200           9,469,433
                                                     -----------            -----------           -----------         -----------
                                                     $ 6,694,900            $ 2,226,333           $ 1,313,200         $10,234,433
                                                     ===========            ===========           ===========         ===========


(a) Reflects the sale of Enstar IV/PBD Systems Venture's Poplar Bluff cable systems to the City of Poplar Bluff as reported in Form 8-K filed on April 5, 2002.

(b) Represents additional equity received from the disposition of Enstar Cable of Macoupin County on a pro forma basis.

(c) Represents additional equity received from the disposition of Enstar IV/PBD Systems Venture's cable system in Mt. Carmel, Illinois on a pro forma basis.

                        ENSTAR INCOME PROGRAM IV-1, L.P.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                                      PRO FORMA
                                                    PRO FORMA            MACOUPIN           MT. CARMEL               AS ADJUSTED
                                              DECEMBER 31, 2001 (a)   DISPOSITION (b)     DISPOSITION (c)         DECEMBER 31, 2001
                                              ---------------------   ---------------     ---------------         -----------------
OPERATING EXPENSES:
         General and administrative expenses       $ (69,400)           $      --           $      --                $ (69,400)
         Amortization                                (14,100)                  --                  --                  (14,100)
                                                   ---------            ---------           ---------                ---------
                                                     (83,500)                  --                  --                  (83,500)
                                                   ---------            ---------           ---------                ---------

OTHER INCOME (EXPENSE):
         Interest income                                 100                   --                  --                      100
         Interest expense                             (8,700)                  --                  --                   (8,700)
         Other expense                                (4,700)                  --                  --                   (4,700)
                                                   ---------            ---------           ---------                ---------
                                                     (13,300)                  --                  --                  (13,300)
                                                   ---------            ---------           ---------                ---------

LOSS BEFORE EQUITY IN NET INCOME
         OF JOINT VENTURES                           (96,800)                  --                  --                  (96,800)

EQUITY IN NET INCOME OF JOINT VENTURES:
         Enstar IV/PBD Systems Venture               252,900                   --            (175,550)                  77,350
         Enstar Cable of Macoupin County             194,500             (167,033)                 --                   27,467
                                                   ---------            ---------           ---------                ---------
                                                     447,400             (167,033)           (175,550)                 104,817
                                                   ---------            ---------           ---------                ---------
NET INCOME                                         $ 350,600            $(167,033)          $(175,550)               $   8,017
                                                   =========            =========           =========                =========

Net income allocated to General Partners           $   3,500            $  (1,700)          $  (1,750)               $      50
                                                   =========            =========           =========                =========

Net income allocated to Limited Partners           $ 347,100            $(165,333)          $(173,800)               $   7,967
                                                   =========            =========           =========                =========

(a) Reflects the sale of Enstar IV/PBD Systems Venture's Poplar Bluff cable systems to the City of Poplar Bluff as reported in Form 8-K filed on April 5, 2002.

(b) Represents the disposition of the Partnership's equity in net income of Enstar Cable of Macoupin County on a pro forma basis.

(c) Represents the disposition of the Partnership's equity in net income of Enstar IV/PBD Systems Venture's cable system in Mt. Carmel, Illinois on a pro forma basis.

                         ENSTAR CABLE OF MACOUPIN COUNTY
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001



                                                    HISTORICAL             MACOUPIN            PRO FORMA           PRO FORMA
                                                 DECEMBER 31, 2001      DISPOSITION (a)     ADJUSTMENTS (b)    DECEMBER 31, 2001
                                                 -----------------      ---------------     ---------------    -----------------
                  ASSETS

ASSETS:
         Cash                                       $   912,800          $        --          $ 9,359,700         $10,272,500
         Accounts receivable                             40,800              (40,800)                  --                  --
         Prepaid expenses and other assets                4,100               (4,100)                  --                  --
         Property, plant and equipment, net           2,198,500           (2,198,500)                  --                  --
         Franchise cost, net                             62,200              (62,200)                  --                  --
         Deferred charges, net                              700                 (700)                  --                  --
                                                    -----------          -----------          -----------         -----------
                                                    $ 3,219,100          $(2,306,300)         $ 9,359,700         $10,272,500
                                                    ===========          ===========          ===========         ===========

    LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
         Accounts payable                           $    36,400          $        --          $   374,400         $   410,800
         Accrued liabilities                            196,100                   --                   --             196,100
         Due to affiliates                              406,900                   --                   --             406,900
                                                    -----------          -----------          -----------         -----------
                                                        639,400                   --              374,400           1,013,800
                                                    -----------          -----------          -----------         -----------

VENTURERS' CAPITAL:
         Enstar Income Program IV-1, L.P.               859,900             (768,767)           2,995,100           3,086,233
         Enstar Income Program IV-2, L.P.               859,900             (768,767)           2,995,100           3,086,233
         Enstar Income Program IV-3, L.P.               859,900             (768,766)           2,995,100           3,086,234
                                                    -----------          -----------          -----------         -----------
                                                      2,579,700           (2,306,300)           8,985,300           9,258,700
                                                    -----------          -----------          -----------         -----------
                                                    $ 3,219,100          $(2,306,300)         $ 9,359,700         $10,272,500
                                                    ===========          ===========          ===========         ===========


(a) Represents assets of Enstar Cable of Macoupin County's cable systems in Auburn, Carlinville and Girard, Illinois which were disposed of under the asset purchase agreement.

(b) Represents proceeds from sale of $9,359,700 which were used for transaction costs of $374,400, general working capital purposes, capital expenditures and distributions to partners.

                         ENSTAR CABLE OF MACOUPIN COUNTY
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001



                                                                          HISTORICAL            MACOUPIN            PRO FORMA
                                                                      DECEMBER 31, 2001      DISPOSITION (a)    DECEMBER 31, 2001
                                                                      -----------------      ---------------    -----------------
REVENUES                                                                 $ 1,877,900          $(1,877,900)         $        --
                                                                         -----------          -----------          -----------

OPERATING EXPENSES:
         Service costs                                                       619,800             (619,800)                  --
         General and administrative expenses                                 215,200             (215,200)                  --
         General Partner management fees and reimbursed expenses             300,100             (300,100)                  --
         Depreciation and amortization                                       226,300             (226,300)                  --
                                                                         -----------          -----------          -----------
                                                                           1,361,400           (1,361,400)                  --
                                                                         -----------          -----------          -----------

         Operating income                                                    516,500             (516,500)                  --
                                                                         -----------          -----------          -----------

OTHER INCOME (EXPENSE):
         Interest income                                                      82,400                   --               82,400
         Other expense                                                       (15,400)              15,400                   --
                                                                         -----------          -----------          -----------
                                                                              67,000               15,400               82,400
                                                                         -----------          -----------          -----------

NET INCOME                                                               $   583,500          $  (501,100)         $    82,400
                                                                         ===========          ===========          ===========



(a) Represents the results of operations of Enstar Cable of Macoupin County's cable systems in Auburn, Carlinville and Girard, Illinois to be sold. A non-recurring gain on sale of $7,294,600, net of transaction costs of approximately $374,400, resulting from the dispositions has not been presented in the unaudited pro forma condensed statement of operations.

                          ENSTAR IV/PBD SYSTEMS VENTURE
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001


                                                                                                                   PRO FORMA
                                                     PRO FORMA           MT. CARMEL            PRO FORMA          AS ADJUSTED
                                               DECEMBER 31, 2001 (a)   DISPOSITION (b)      ADJUSTMENTS (c)    DECEMBER 31, 2001
                                               ---------------------   ---------------      ---------------    -----------------
                  ASSETS

ASSETS:
         Cash                                      $  8,511,200         $         --         $  5,080,600        $ 13,591,800
         Accounts receivable                             45,900              (28,000)                  --              17,900
         Prepaid expenses and other assets               12,500               (4,400)                  --               8,100
         Property, plant and equipment, net           4,195,700           (2,195,700)                  --           2,000,000
         Franchise cost, net                             26,700              (22,500)                  --               4,200
         Deferred charges, net                              400                 (400)                  --                  --
                                                   ------------         ------------         ------------        ------------
                                                   $ 12,792,400         $ (2,251,000)         $ 5,080,600        $ 15,622,000
                                                   ============         ============         ============        ============

    LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
         Accounts payable                          $    388,300         $         --         $    203,200        $    591,500
         Accrued liabilities                            181,800                   --                   --             181,800
         Due to affiliates                            1,128,700                   --                   --           1,128,700
                                                   ------------         ------------         ------------        ------------
                                                      1,698,800                   --              203,200           1,902,000
                                                   ============         ============         ============        ============

VENTURERS' CAPITAL:
         Enstar Income Program IV-1, L.P.             5,546,800           (1,125,500)           2,438,700           6,860,000
         Enstar Income Program IV-2, L.P.             5,546,800           (1,125,500)           2,438,700           6,860,000
                                                   ------------         ------------         ------------        ------------
                                                     11,093,600           (2,251,000)           4,877,400          13,720,000
                                                   ------------         ------------         ------------        ------------
                                                   $ 12,792,400         $ (2,251,000)       $  5,080,600         $ 15,622,000
                                                   ============         ============         ============        ============


(a) Reflects the sale of Enstar IV/PBD Systems Venture's Poplar Bluff cable systems to the City of Poplar Bluff as reported in Form 8-K filed on April 5, 2002.

(b) Represents assets of Enstar IV/PBD Systems Venture's cable system in Mt. Carmel, Illinois which were disposed of under the asset purchase agreement.

(c) Represents proceeds from sale of $5,080,600 which were used for transaction costs of $203,200, general working capital purposes, capital expenditures and distributions to partners.

                          ENSTAR IV/PBD SYSTEMS VENTURE
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                                 PRO FORMA
                                                                         PRO FORMA           MT CARMEL          AS ADJUSTED
                                                                   DECEMBER 31, 2001 (a)  DISPOSITION (b)    DECEMBER 31, 2001
                                                                   ---------------------  ---------------    -----------------
REVENUES                                                                $ 2,854,600         $(1,027,100)        $ 1,827,500
                                                                        -----------         -----------         -----------

OPERATING EXPENSES:
         Service costs                                                      935,200            (299,000)            636,200
         General and administrative expenses                                374,400            (144,900)            229,500
         General Partner management fees and reimbursed expenses            619,100            (174,600)            444,500
         Depreciation and amortization                                      395,300             (49,300)            346,000
                                                                        -----------         -----------         -----------
                                                                          2,324,000            (667,800)          1,656,200
                                                                        -----------         -----------         -----------

         Operating income                                                   530,600            (359,300)            171,300
                                                                        -----------         -----------         -----------

OTHER INCOME (EXPENSE):
         Interest income                                                     62,600                  --              62,600
         Other expense                                                      (87,400)              8,200             (79,200)
                                                                        -----------         -----------         -----------
                                                                            (24,800)              8,200             (16,600)
                                                                        -----------         -----------         -----------

NET INCOME                                                              $   505,800         $  (351,100)        $   154,700
                                                                        ===========         ===========         ===========


(a) Reflects the sale of Enstar IV/PBD Systems Venture's Poplar Bluff cable systems to the City of Poplar Bluff as reported in Form 8-K filed on April 5, 2002.

(b) Represents the results of operations of Enstar IV/PBD Systems Venture's cable system in Mt. Carmel, Illinois to be sold. A non-recurring gain on sale of $4,640,200, net of transaction costs of approximately $203,200, resulting from the disposition has not been presented in the unaudited pro forma condensed statement of operations.

(c)      Exhibits.

         2.1 Letter of Amendment, dated April 10, 2002, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County. *

         3.1 Amendment dated April 10, 2002, to the Second Amended and Restated Agreement of Limited Partnership of Enstar Income Program IV-1, L.P., dated as of August 1, 1988. *

         * Exhibits attached

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Enstar Income Program IV-1, L.P.

                                 By: Enstar Communications Corporation
                                     ----------------------------------
                                     its General Partner

                                 By: /s/ Paul E. Martin
                                 -----------------------
                                 Name:   Paul E. Martin
                                 Title: Vice President and Corporate Controller (Principal Financial Officer and Principal Accounting Officer)


Dated: April 22, 2002